Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 25, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ - MC, TD	GOM	Chevron	35-37	128	12/31/11	Two 6-month priced options at $35-37K dayrate (subject to cost escalation provisions). Chevron to reimburse costs of repairs up to $3.3 million.
2	Hercules 150	150' - ILC, TD	GOM	Rooster Petroleum	43-45	15	09/09/11	Current contract commenced August 21
				Shipyard			10/09/11	Scheduled downtime for approximately 30 days starting in September
				Ready Stacked			12/31/11
				Arena	54-56	45	02/14/12	One 14-day priced option
3	Hercules 173	173’ - MC, TD	GOM	Chevron	35-37	128	12/31/11	Contract recommenced July 23. Two 6-month priced options at $35 - $37K dayrate (subject to cost escalation provisions).
4	Hercules 200	200’ - MC, TD	GOM	Apache	37-39	6	08/31/11
					40-42	60	10/30/11
					37-39	45	12/14/11
5	Hercules 201	200’ - MC, TD	GOM	Chevron	35-37	26	09/20/11
				Shipyard			10/20/11	Scheduled downtime for approximately 30 days starting in September
				Energy XXI	44-46	74	01/02/12
6	Hercules 202	200' - MC, TD	GOM	W&T Offshore	39-41	35	09/29/11
7	Hercules 204	200' - MC, TD	GOM	Pisces	37-39	15	09/09/11
				Stone Energy	37-39	40	10/19/11
				Stone Energy	42-44	20	11/08/11	One 20-day priced option
8	Hercules 205	200' - MC, TD	GOM	Energy XXI	38-40	16	09/10/11
9	Hercules 212	200' - MC, TD	GOM	Ready Stacked			08/31/11
				Hall-Houston	38-40	30	09/30/11	Special survey due by first quarter 2012
10	Hercules 213	200' - MC, TD	GOM	Walter Oil and Gas	38-40	8	09/02/11
				Petroquest	38-40	96	12/07/11
				Petroquest	45-47	28	01/04/12
11	Hercules 214	200’ - MC, TD	GOM	Apache	42-44	26	09/20/11	Contract commenced August 16. Scheduled downtime for ABS special survey/repairs for approximately 45 days starting in November 2011
12	Hercules 251	250' - MS, TD	GOM	Ready Stacked
13	Hercules 253	250' - MS, TD	GOM	Ready Stacked			08/31/11	Previous contract completed August 15
				Phoenix	42-44	90	11/29/11
				Hall-Houston	41-43	120	03/28/12	Special survey due by third quarter 2012
				Tana	47-49	90	06/26/12
14	Hercules 263	250’ - MC, TD	GOM	Apache Pisces Ready Stacked Tana	55-57 52-54 59-61	6 35 48	08/31/11 10/05/11 12/14/11 01/31/12	Contract commenced August 5 Special survey due by third quarter 2012
15	Hercules 264	250’ - MC, TD	GOM	Chevron	56-58	56	10/20/11	Includes up to $11.5K per day for additional personnel.
16	Hercules 265	250’ - MC, TD	GOM	Ready Stacked			11/15/11
				Stone Energy	56-58	65	01/19/12	Special survey due by third quarter 2012
17	Hercules 300	300' - MC, TD	GOM	Arena	69-71	37	10/01/11
18	Hercules 350	350’ - ILC, TD	GOM	Chevron	73-75	128	12/31/11	Special survey due by third quarter 2012
					Average	84	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 25, 2011

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85' — ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100' — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 153	150' — MC, TD	GOM	Cold Stacked 01/09
24	Hercules 203	200' — MC, TD	GOM	Cold Stacked 06/09
25	Hercules 206	200' — MC, TD	GOM	Cold Stacked 12/09
26	Hercules 207	200' — MC, TD	GOM	Cold Stacked 01/09
27	Hercules 209	200' — MC	GOM	Cold Stacked 01/09
28	Hercules 211	200' — MC Workover	GOM	Cold Stacked 01/09
29	Hercules 250	250' — MS, TD	GOM	Cold Stacked 12/09
30	Hercules 252	250' — MS, TD	GOM	Cold Stacked 05/09
31	Hercules 256	250' — MS, TD	GOM	Cold Stacked 12/10
32	Hercules 257	250' — MS, TD	GOM	Cold Stacked 07/10
33	Hercules 259	250' — MS, TD	GOM	Cold Stacked 02/10
34	Hercules 800	80' — MS, TD	GOM	Cold Stacked 10/07
35	Hercules 2000	200' — MC, TD	GOM	Cold Stacked 05/08
36	Hercules 2002	200' — MC, TD	GOM	Cold Stacked 10/08
37	Hercules 2003	200' — MC, TD	GOM	Cold Stacked 02/09
38	Hercules 2005	200' — MC, TD	GOM	Cold Stacked 07/09
39	Hercules 2008	200' — MC, TD	GOM	Cold Stacked 01/09
40	Hercules 2500	250' — MS, TD	GOM	Cold Stacked 02/09
41	Hercules 2501	250' — MS, TD	GOM	Cold Stacked 01/10
42	Hercules 2502	250' — MS, TD	GOM	Cold Stacked 02/09
43	Hercules 2503	250' — MS, TD	GOM	Cold Stacked 09/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 25, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170' — ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ — ILC, TD	Angola	CABGOC	59-61	901	02/11/14	Underwater inspection for 21 days in September 2011
3	Platform 3	Platform, TD	Mexico	Shipyard			09/07/11	Contract preparation work
				PEMEX	49-51	1,465	09/11/15
4	Hercules 258	250' — MS, TD	India	ONGC	TBD	67	10/31/11	Dayrate to be comparable to successful bid on upcoming ONGC tender.
				Shipyard			01/29/12	Scheduled downtime for special survey/repairs for approximately 90 days starting in November 2011.
5	Hercules 260	250' — ILC, TD	Congo	Perenco	61-63	12	09/06/11	Waiting on weather at standby dayrate
					69-71	180	03/04/12	Two 6-month priced options. Special survey due by fourth quarter 2012.
6	Hercules 208	200' — MC, TD	Malaysia	Murphy	109-111	7	09/01/11
				Ready Stacked			09/17/11
				Enroute			09/24/11	Enroute to Vietnam
			Vietnam	Quad Energy	68-70	90	12/23/11
7	Hercules 261	250' — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	36	09/30/11	Underwater inspection for 7-14 days in November 2011
8	Hercules 262	250' — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	36	09/30/11	Repairs and maintenance for 8 days in August at zero dayrate. Underwater inspection for 7-14 days in November 2011. Special survey due by fourth quarter 2012.
					Average	349	days
9	Hercules 156	150' — ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 25, 2011

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	EPL	21-23	20	09/14/11
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Goldking	21-23	4	08/29/11
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	22-24	11	09/05/11
					Average	12	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rig s described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
July 31, 2011

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$22,195	48	77%
170-215	4	4	13,875	68	55%	One vessel in drydock in July and August
140-150	6	6	8,097	130	70%	Two vessels in drydock in July and August
120-130	14	12	6,152	314	84%	Two vessels in drydock in July and August
105	15	11	4,678	213	62%	Two vessels in drydock in July and August

Sub-total/Average	41	35	$7,749	773	71%

International
230-260	2	2	$46,282	31	50%	One vessel in drydock in July and August
170-215	7	7	27,925	132	61%	Two vessels in drydock in July and August
140-150	4	4	14,240	91	73%	One vessel in drydock in July and August
120-130	7	7	12,385	108	50%	One vessel in drydock in July and August
105	4	3	9,203	62	67%

Sub-total/Average	24	23	$19,634	424	59%

Total/Average	65	58	$11,959	1,197	67%

(1)	Actively marketed liftboats excludes six GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.